                                                                    EXHIBIT 99.2

                                    INOVIO AS

                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                              (in Norwegian Kroner)

[PRICEWATERHOUSECOOPERS LOGO]


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Inovio AS

In our opinion, the accompanying balance sheets and the related income statements and cash flow statements present fairly, in all material respects, the financial position of Inovio AS at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Norway. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                    /s/ PricewaterhouseCoopers AS

PricewaterhouseCoopers AS
Oslo, Norway
April 8, 2005

INOVIO AS
FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

BALANCE SHEET 31.12        (NOK)           NOTE       2004         2003
--------------------------------------   --------   ---------  ------------
ASSETS

Fixed assets:

INTANGIBLE FIXED ASSETS:
Intellectual property rights                 1        113,160       249,663

TANGIBLE FIXED ASSETS:
Machinery and equipment                      1        521,038       687,646
                                                    ---------  ------------
TOTAL FIXED ASSETS                                    634,198       937,309
                                                    ---------  ------------

CURRENT ASSETS:

RECEIVABLES:
Accounts receivable                                   154,411         8,680
Other short-term receivables                 9      1,151,086     1,235,866

FINANCIAL CURRENT ASSETS:
Cash and cash equivalents                    7      5,470,578    10,885,112
                                                    ---------  ------------
TOTAL CURRENT ASSETS                                6,776,075    12,129,658
                                                    ---------  ------------

TOTAL ASSETS                                        7,410,273    13,066,967
                                                    =========  ============

EQUITY AND LIABILITIES

EQUITY:

PAID-IN CAPITAL:
Share capital                                2        516,260       516,260
Own shares                                             (3,800)       (3,800)
Share premium reserve                        5      4,324,695    11,098,433
                                                    ---------  ------------
TOTAL EQUITY:                                       4,837,155    11,610,893
                                                    ---------  ------------

LIABILITIES:

OTHER LONG-TERM LIABILITIES:
Other long-term liabilities                 10         69,191            --
                                                    ---------  ------------
TOTAL LONG-TERM LIABILITIES                            69,191            --
                                                    ---------  ------------
CURRENT LIABILITIES:
Accounts payable                                      355,921       507,730
VAT, social security costs, etc.                      270,699       345,629
Other current liabilities                           1,877,307       602,715
                                                    ---------  ------------
TOTAL CURRENT LIABILITIES                           2,503,927     1,456,074
                                                    ---------  ------------
TOTAL LIABILITIES                                   2,573,118     1,456,074
                                                    ---------  ------------
TOTAL EQUITY AND LIABILITIES                        7,410,273    13,066,967
                                                    =========  ============

   The accompanying notes are an integral part of these financial statements.

INOVIO AS
FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

INCOME STATEMENT 01.01 - 31.12  (NOK)      NOTE       2004          2003
---------------------------------------   ------  -----------   -----------
OPERATING REVENUES:
Sales revenues                                      1,768,461       580,634
                                                  -----------   -----------

OPERATING EXPENSES:
Payroll and related costs                    3      3,199,253     2,726,171
Depreciation                                 1        303,108       303,108
Other operating expenses                            6,493,416     4,585,360
R&D support                                  9     (1,305,000)   (1,444,851)
                                                  -----------   -----------
Total operating expenses                            8,690,777     6,169,788
                                                  -----------   -----------

OPERATING INCOME (LOSS)                            (6,922,316)   (5,589,154)
                                                  -----------   -----------

FINANCIAL ITEMS:
Other interest income                                 167,519       521,782
Other financial income                                    894         2,537
Other interest expenses                                (8,048)      (28,067)
Other financial expenses                              (11,787)       (9,544)
                                                  -----------   -----------
Net financial items                                   148,578       486,708
                                                  -----------   -----------

INCOME (LOSS) BEFORE TAX                           (6,773,738)   (5,102,446)

Income tax expense                           4             --            --
                                                  -----------   -----------

NET INCOME (LOSS)                                  (6,773,738)   (5,102,446)
                                                  ===========   ===========

DISTRIBUTION OF PROFIT AND FUNDS:
Share premium account                        5     (6,773,738)   (5,102,446)

TOTAL DISTRIBUTION OF PROFIT AND FUNDS             (6,773,738)   (5,102,446)


   The accompanying notes are an integral part of these financial statements.

INOVIO AS
FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

CASH FLOW STATEMENT  01.01 - 31.12     (NOK)               2004              2003
--------------------------------------------------     -----------      -----------
CASH FLOW FROM OPERATIONS:
Net loss                                                (6,773,738)      (5,102,446)
Depreciation and amortization                              303,108          303,108
Change in trade debtors                                   (145,731)          (8,680)
Change in trade creditors                                 (151,809)         229,675
Changes in other working capital amounts                 1,284,445         (180,325)
                                                       -----------      -----------
NET CASH FLOW USED IN OPERATIONS                        (5,483,725)      (4,758,668)
                                                       -----------      -----------

CASH FLOW FROM FINANCING:
Proceeds from long term loans                               69,191       (4,000,000)
New equity received                                             --       18,181,030
                                                       -----------      -----------
NET CASH FLOW PROVIDED BY FINANCING                         69,191       14,181,030
                                                       -----------      -----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS        (5,414,534)       9,422,362
Cash and cash equivalents at the beginning of the
   period                                               10,885,112        1,462,750
                                                       -----------      -----------
CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD       5,470,578       10,885,112
                                                       ===========      ===========

   The accompanying notes are an integral part of these financial statements.

INOVIO AS
NOTES TO THE ACCOUNTS 2004  (NOK)
--------------------------------------------------------------------------------

DESCRIPTION OF THE COMPANY
Inovio AS (the "Company") is a privately owned biotech company with delivery technology for gene therapy and DNA vaccines. Its headquarters are in Oslo, Norway with licensing and business development operations in the United States of America.

The Company offers technologies for the delivery of genetic materials and other bio-therapeutics to mammalian skeletal muscles in vivo (within the body).

ACCOUNTING PRINCIPLES
The annual accounts are based on the Norwegian Accounting Act and Norwegian generally accepted accounting principles (NGAAP) for small companies.

ESTIMATES
The preparation of financial statements in accordance with generally accepted accounting principles requires that management make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OPERATING REVENUES
Revenues are recognized when earned, which normally is the time of delivery of services. The Company licenses its proprietary gene delivery technology for use in testing gene-based vaccines and medicines. Revenues from licenses are recognized ratably over the period of the license. The Company also performs research and development to further enhance its technology for new vaccines and medicines being tested by partners. Revenues from research and development projects are recognized in proportion to the estimated total costs to be incurred on the project. Costs are recognized in the same period as the corresponding revenues are recognized.

SHORT-TERM ASSETS/CURRENT LIABILITIES
Short-term assets and current liabilities comprise items due within one year after the balance sheet date. Short-term assets are valued at the lower of historical cost and the assessed fair market value.

FIXED ASSETS
Fixed assets comprise assets meant for long-term ownership and use. Fixed assets are valued at historical cost. Fixed assets are capitalized and depreciated over their economical useful life. Fixed assets are written down to their fair market value in cases of impairment that are not expected to be temporary. Write-downs are reversed when the basis for the impairment is no longer valid. The Company has not been required to recognize any impairments.

TAXES
Income taxes comprise corporate taxes payable and deferred taxes. Deferred taxes are calculated on the basis of temporary differences between accounting and taxable balance sheet values. Future tax benefits are recognized to the extent that realization of such benefits is more likely than not.

NOTE 1            INTELLECTUAL PROPERTY RIGHTS/FIXED ASSETS

              TYPE                         PATENTS        MACHINERY      IT EQUIPMENT       TOTAL
-----------------------------             ----------      ----------     ------------     ----------
Total historical cost as of 01/01/04         682,500       1,013,971          73,081       1,769,552
New investments                                   --              --              --              --
Divestitures                                      --              --              --              --
                                          ----------      ----------      ----------      ----------
Total historical cost as of 01/01/04         682,500       1,013,971          73,081       1,769,552

Accumulated depreciation and amortization   (569,340)       (518,115)        (47,899)     (1,135,354)
                                          ----------      ----------      ----------      ----------
Book value 31/12/04                          113,160         495,856          25,182         634,198
                                          ==========      ==========      ==========      ==========
2004 depreciation                            136,500         151,992          14,616         303,108
                                          ----------      ----------      ----------      ----------
Economic useful life                           5 yrs     8 yrs/3 yrs           5 yrs


NOTE 2            NUMBER OF SHARES, SHAREHOLDERS, ETC.

  SHAREHOLDER           SHARES       SHARE OF OWNERSHIP         RELATED PARTIES
------------------     --------     --------------------   --------------------------------
KS Teknoinvest VII      138,630              26.9%        Andreas Mollatt, Chairman
Iacob Mathiesen          99,000              19.2%        Chief Executive Officer
Terje Lomo               87,500              16.9%
Ojada AS                 70,963              13.7%
AS Selvaag Invest        66,667              12.9%        Jens Petter Falck, Board member
Inovio AS                 3,800               0.7%
Allegro AS                1,000               0.2%        Erling Lind, Board member
                                           ----------
                                             90.5%
                                           ==========

Except for Inovio AS and Allegro AS, information regarding shareholders with less than 1% ownership share is not disclosed. Allegro AS is 100% owned by Board member, Erling Lind. Andreas Mollatt is employed at Teknoinvest Management AS, which manages the investments of Teknoinvest VII. Jens Petter Falck is a partner at Selvaag Venture Capital. All shares have one voting right. The articles of the Company do not contain any other clauses regarding voting rights.

Inovio AS has issued 124,297 warrants at a strike price of 90 NOK/share. The warrants were to mature on January 31, 2005, and were in accordance with the Board's power of attorney given by the General Assembly on January 31, 2003. Warrants were distributed as follows:

KS Teknoinvest VII                   35,482
Ojada AS                             35,482
AS Selvaag Invest                    33,333
Lagopus AS                            3,333
Wingana AS                           16,667
                                 ----------

TOTAL WARRANTS                      124,297
                                 ==========

All warrants have, subsequent to December 31, 2004, been cancelled as a result of the acquisition of Inovio AS on January 25, 2005 by Genetronics Biomedical Corporation.

NOTE 3            SALARIES, EMPLOYEES, ETC.

PAYROLL AND RELATED COSTS           2004            2003
                                 ----------      ---------
Salary                            2,615,982      2,238,901
Employer's tax                      373,493        376,323
Other salary-related expenses       209,778        110,947
                                 ----------      ----------

TOTAL                             3,199,253      2,726,171
                                 ==========      ==========

The company had six employees at the end of 2004. In 2004, NOK 216,582 was recognized in fees paid to the Company's board members. Fees to the Company's auditor were NOK 18,200, of which NOK 4,200 related to consulting services. Salary paid in 2004 to the Company's Chief Executive Officer was NOK 608,384.

NOTE 4            TAX EXPENSE

DEFERRED TAX                                        2004                2003
                                                -----------         -----------
Positive differences                                 23,484              62,350
Negative differences                             23,424,235          15,883,156
Basis for tax loss carryforward                 (23,400,751)        (15,820,806)
28% deferred tax liability                            6,576              17,458
28% of tax loss carry forward (deferred tax
   assets)                                        6,558,786           4,447,284


The Company has chosen not to include the tax loss carryforward benefit as an asset in the balance sheet, as it is more likely than not that these benefits will not be realized.

NOTE 5            EQUITY

                                                            SHARE PREMIUM
                          SHARE CAPITAL     OWN SHARES         RESERVE           TOTAL
                          -------------     -----------     -------------      ----------
EQUITY JANUARY 1               516,260           (3,800)      11,098,433       11,610,893

Distribution of profit
and funds                           --               --       (6,773,738)      (6,773,738)
                           -----------      -----------      -----------        ---------
EQUITY DECEMBER 31             516,260           (3,800)       4,324,695        4,837,155
                           ===========      ===========      ===========        =========


NOTE 6            SUBSIDIARY

The company has a subsidiary in the United States of America, Inovio Inc. The subsidiary does not have any share capital nor any employees.

NOTE 7            BANK DEPOSITS

                                                           2004         2003
                                                       -----------    ----------
Bank deposits                                            5,470,578    10,885,112

Of which are restricted bank deposits related to
employees tax withholdings                                 156,836       191,637


NOTE 8            RELATED PARTIES

The Company has hired the law firm Wiersholm, Melbye & Bech AS. Board Director, Erling Lind, is a partner in this law firm. Total fees to the law firm in 2004 were NOK 209,387 (NOK 309,672 in 2003).

NOTE 9            "SKATTEFUNN"/GRANTS

The Company recognizes government grants as an offset to operating expenses when those amounts are realizable. Government grants are realizable when the amounts have been approved by the government entity and the related costs have been incurred.

The Company has received approval from the Norwegian Research Counsel for a research and development ("R&D") project under the "Skattefunn" program. The project was approved from 2002 through the end of 2004. The approval provided the Company with the opportunity to receive a tax credit of NOK 800,000 per year for costs incurred from internal R&D activities. In addition, the Company may receive a tax credit for R&D services purchased from external parties. The company has cooperated with a Swedish company on the development of the puls generator. The Company has applied for approval of this company as an external R&D institution under the "Skattefunn" program, which may come into effect in 2005 at the earliest.

Tax credits under the "Skattefunn" program are not contingent upon generating taxable income. The Company received the following grants in 2004:

Skattefunn                     805,000

Medcap                         500,000
                           -----------

Total                        1,305,000
                           ===========

NOTE 10     LONG TERM LIABILITIES

The Company has been granted a loan from NOPEF (Nordic Project Fund) of up to EUR 25,000. In 2004, the Company drew EUR 8,440 (NOK 69,191) on this loan. The loan is not bearing any interest as long as the Company complies with NOPEF's standard terms of such loan agreement. The loan is expected to be converted to a grant at the end of the project funded by NOPEF. In the event that the Company should fail to comply with the terms of the loan agreement, NOPEF may call the loan due for immediate repayment. In such event, NOPEF will charge interest from the date the loan was paid out to the Company until the date of repayment, and the interest rate will be the Norwegian Interbank Official Rate (NIBOR) on the day of the breach of the contract plus 2%.

NOTE 11     SUBSEQUENT EVENT

Subsequent to December 31, 2004, the Company was acquired 100% by Genetronics Biomedical Corporation, an American corporation. All warrants of the Company, ref note 2, have been terminated as a result of the acquisition. On March 31, 2005, Genetronics Biomedical Corporation changed its corporate name to "Inovio Biomedical Corporation."

NOTE 12     UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

There are no significant differences in net income (loss) or shareholders' equity between Norwegian generally accepted accounting principles and United States generally accepted accounting principles when applied to the financial statements of Inovio AS.